UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 16, 2003
Date of Report (Date of earliest event reported)

MUELLER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-6770

Delaware (State or other jurisdiction of incorporation or organization)	25-0790410 (I.R.S. Employer Identification No.)

8285 Tournament Drive, Suite 150
Memphis, Tennessee  38125
(Address of principal executive offices)
(Zip Code)

(901) 753-3200
(Registrant’s telephone number, including area code)

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release dated April 15, 2003 reporting first quarter 2003 earnings.

Item 9.   Regulation FD Disclosure.

The following information is furnished pursuant to "Item 12 Results of Operations and Financial Condition."

On April 15, 2003, Mueller Industries, Inc. issued a press release announcing earnings for the quarter ended March 28, 2003.  A copy of the press release is attached as Exhibit 99.1

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,  as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on April 16, 2003.

MUELLER INDUSTRIES, INC.

/s/ Kent A. McKee
Kent A. McKee Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 15, 2003

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